Exhibit 99.1
                                                     LaSalle Re Holdings Limited

                         UNITED STATES BANKRUPTCY COURT
                                   DISTRICT OF

In re: LaSalle Re Holdings Limited               Case No.          03-12637(MFW)
                                                 Reporting Period: November 2003

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                    Form No.               Attached       Attached
------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                           MOR-1                  N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations) MOR-1 (Con't)          N/A
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             N/A
Statement of Operations                                               MOR-2                  Yes
Balance Sheet                                                         MOR-3                  Yes
Status of Postpetition Taxes                                          MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                  MOR-4                  None
     Listing of aged accounts payable                                                        N/A
Accounts Receivable Reconciliation and Aging                          MOR-5                  None
Debtor Questionnaire                                                  MOR-5                  N/A
------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                 December 19, 2003
------------------------------------------        ------------------------------
Signature of Debtor                               Date

/s/ Alan L. Hunte                                 December 19, 2003
------------------------------------------        -----------------------
Signature of Joint Debtor                         Date

/s/ Alan L. Hunte                                 December 19, 2003
------------------------------------------        -----------------------
Signature of Authorized Individual*               Date

Alan L. Hunte                                     December 19, 2003
------------------------------------------        -----------------------
Printed Name of Authorized Individual*            Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

   LaSalle Re Holdings Limited                           Case No. 03-12637 (MFW)
              Debtor                            Reporting Period: November 2003

                             Statement of Operations
                               (Income Statement)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  Month Ended                      Cumulative
REVENUES                                                                         November 2003                   Filing to Date
-------------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                   $        --                      $         --
-------------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                              --                                --
-------------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                      $        --                      $         --
-------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                       --                                --
-------------------------------------------------------------------------------------------------------------------------------
Add:Purchases                                                                             --                                --
-------------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor                                                                        --                                --
-------------------------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                                      --                                --
-------------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                    --                                --
-------------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                        --                                --
-------------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                              --                                --
-------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Advertising                                                                               --                                --
-------------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                    --                                --
-------------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                                 --                                --
-------------------------------------------------------------------------------------------------------------------------------
Contributions                                                                             --                                --
-------------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                                --                                --
-------------------------------------------------------------------------------------------------------------------------------
Insider compensation*                                                                     --                                --
-------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                 --                                --
-------------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                   --                                --
-------------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                            --                                --
-------------------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                            --                                --
-------------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                   --                                --
-------------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                    --                                --
-------------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                                 --                                --
-------------------------------------------------------------------------------------------------------------------------------
Supplies                                                                                  --                                --
-------------------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                             --                                --
-------------------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                         --                                --
-------------------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                               --                                --
-------------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                  --                                --
-------------------------------------------------------------------------------------------------------------------------------
Utilities                                                                                 --                                --
-------------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                   --                                --
-------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                              --                                --
-------------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                       --                                --
-------------------------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                                           --                                --
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                     6,369,036                        (2,645,458)
-------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                          --                                --
-------------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                           --                                --
-------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                      6,369,036                        (2,645,458)
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         --                                --
-------------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                               --                                --
-------------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                                                         --
-------------------------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                                --                                --
-------------------------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                         --                                --
-------------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                           --                                --
-------------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                             --                                --
-------------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                              --                                --
-------------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                $ 6,369,036                      $ (2,645,458)
-------------------------------------------------------------------------------------------------------------------------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                          Month Ended              Cumulative
BREAKDOWN OF "OTHER" CATEGORY            November 2003           Filing to Date
--------------------------------------------------------------------------------
Other Costs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses

Other Income

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries              6,369,036                 (2,645,458)
--------------------------------------------------------------------------------
Total Other Income                         6,369,036                 (2,645,458)
--------------------------------------------------------------------------------

Other Expenses

--------------------------------------------------------------------------------
                                                  --                         --
--------------------------------------------------------------------------------

Other Reorganization Expenses

--------------------------------------------------------------------------------
                                                  --                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      LaSalle Re Holdings Limited                Case No. 03-12637 (MFW)
               Debtor                            Reporting Period: November 2003

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     BOOK VALUE AT END OF             BOOK VALUE ON
                               ASSETS                                              CURRENT REPORTING MONTH            PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                                   --                           --
------------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                       --
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                           --                           --
------------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                         --                           --
------------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                              --                           --
------------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                              --                           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                     $          --                $          --
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                      --                           --
------------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                             --                           --
------------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                            --                           --
------------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                              --                           --
------------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                            --                           --
------------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                               $          --                $          --
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                                  --                           --
------------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                              37,616,959                   49,900,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                       $  37,616,959                $  49,900,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             $  37,616,959                $  49,900,000
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  BOOK VALUE AT END OF                BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                     CURRENT REPORTING MONTH              PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                                 --                           --
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                           --                           --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                   --                           --
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                            --                           --
------------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                           $          --                $          --
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                        --                           --
------------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                               5,804,000                    5,804,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                               5,804,000                $   5,804,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        $   5,804,000                    5,804,000
------------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                               95,432,000                   95,432,000
------------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                                 307,914,000                  307,914,000
------------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                           --                           --
------------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                              --                           --
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                          (358,939,000)                (358,939,000)
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                           (2,645,458)                          --
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                               (9,948,584)                    (311,000)
------------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                               --                           --
------------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                         $  31,812,959                $  44,096,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                     $  37,616,959                $  49,900,000
====================================================================================================================================

      LaSalle Re Holdings Limited                Case No. 03-12637 (MFW)
               Debtor                            Reporting Period: November 2003

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF                   BOOK VALUE ON
                  ASSETS                           CURRENT REPORTING MONTH                  PETITION DATE
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS
Investment in Unconsolidated Subsidiaries                     37,616,959                        49,900,000
                                                      -------------------                  ----------------
TOTAL OTHER ASSETS                                            37,616,959                        49,900,000
                                                      -------------------                  ----------------

ADJUSTMENT TO OWNER EQUITY
Equity in Subsidiary                                          (9,948,584)                         (311,000)